UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: July 20, 2017
 (Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776
 (Registrant's telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 20, 2017, Firsthand Technology Value Fund, Inc. issued a press release announcing its top portfolio holdings at the end of June 2017. The top holdings include Pivotal Systems, IntraOp Medical, QMAT, Wrightspeed and Nutanix. The press release also announced that, as of June 30, 2017, the Fund’s top holdings constituted 59.6% of the Fund’s preliminary net assets.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
  None
(b) Pro forma financial information:
  None
(c) Shell company transactions:
  None
(d) Exhibits

99.1 Press Release dated July 20, 2017.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2017	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated July 20, 2017